Exhibit 10.1

FIRST AMENDMENT TO

FIRST AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of March 23, 2006, among MARKWEST HYDROCARBON, INC., a Delaware corporation, as borrower (the “Borrower”), the undersigned Guarantors (collectively, the “Guarantors”), ROYAL BANK OF CANADA, as Administrative Agent for the Lenders parties to the hereinafter defined Credit Agreement (in such capacity, the “Administrative Agent”), and the undersigned L/C Issuer and Lenders.

Reference is made to the First Amended and Restated Credit Agreement dated as of January 31, 2006 among Borrower, the Administrative Agent, the L/C Issuer and the Lenders parties thereto (the “Credit Agreement”).  Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings set forth in the Credit Agreement; all section and schedule references herein are to sections and schedules in the Credit Agreement; and all paragraph references herein are to paragraphs in this Amendment.

RECITALS

A.            The Borrower has requested that the Credit Agreement be amended in certain respects.

B.            Subject to the terms and conditions of this Amendment, the Administrative Agent, the L/C Issuer and the other Lenders are willing to agree to such amendment.

Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

Paragraph 1.        Amendments. Effective as of the First Amendment Effective Date, the Credit Agreement is amended as follows:

1.1          Definitions. Section 1.01 of the Credit Agreement is amended as follows:

(a)           The following definition is amended in its entirety to read as follows:

“Agreement means this First Amended and Restated Credit Agreement as amended by the First Amendment to Credit Agreement.”

(b)           The following definitions are inserted alphabetically into Section 1.01 of the Credit Agreement:

“First Amendment Effective Date means the date the First Amendment to Credit Agreement by its terms becomes effective among the parties thereto.”

“First Amendment to Credit Agreement means that certain First Amendment to First Amended and Restated Credit Agreement dated as of March

    , 2006, among the Borrower, the Guarantors, Royal Bank of Canada, as Administrative Agent, the L/C Issuer and the Lenders.”

(c)           Section 7.08(b) of the Credit Agreement is amended in its entirety to read as follows:

“(b) (i) the Borrower (A) may make Restricted Payments in an amount equal to $0.125 per share declared prior to the Restatement Date and payable in February, 2006 and (B) may declare and make Restricted Payments if (y) Borrower maintains Freely Available Cash Reserves of not less than $18,000,000 as of the date of such declaration and payment after giving pro forma effect to such Restricted Payment;  provided, through December 31, 2006, the $18,000,000 amount shall be reduced to $10,000,000 if and to the extent (on a dollar for dollar basis) Borrower pre-purchases natural gas in connection with Borrower’s third fiscal quarter of 2006 and first fiscal quarter of 2007 monetary obligations under the Columbia/Triana Agreement; provided further if the Columbia/Triana Agreement is restructured so as to eliminate the monetary obligation of the Borrower thereunder in a manner satisfactory to the Administrative Agent (and such is confirmed in writing by the Administrative Agent), then the Borrower need have Freely Available Cash Reserves of not less than $5,000,000 or (z) after giving pro forma effect to such Restricted Payment, such Restricted Payment together with all prior Restricted Payments made by Borrower on or after September 30, 2005 do not exceed 50% of Borrower’s Consolidated Net Income commencing with the fiscal quarter ending September 30, 2005 and (ii) any Guarantor may make redemptions of, or purchase equity interest in, the Borrower or any Guarantor from employees of the Borrower or such Guarantor; provided, that at the time each Restricted Payment is made or any purchase or redemption is made no Default or Event of Default exists or would result therefrom; provided further that the aggregate amount expended in any consecutive 12-month period for purchases or redemptions pursuant to clause (ii) above shall not exceed $100,000.”

(d)           Section 7.15(c) of the Credit Agreement is amended in its entirety to read as follows:

“(c)         Minimum Freely Available Cash Reserves.  Borrower shall have, as of each fiscal quarter end beginning with the fiscal quarter ending March 31, 2006, Freely Available Cash Reserves of not less than $13,000,000; provided, for all fiscal quarters ending on or before December 31, 2006, the $13,000,000 amount shall be reduced to $5,000,000 if and to the extent (on a dollar for dollar basis) Borrower pre-purchases natural gas in connection with Borrower’s third fiscal quarter of 2006 and first fiscal quarter of 2007 monetary obligations under the Columbia/Triana Agreement; provided further, if the Columbia/Triana Agreement is restructured so as to eliminate the monetary obligation of the Borrower thereunder in a manner satisfactory to the Administrative Agent (and such is confirmed in writing by the Administrative Agent), then the Borrower shall no longer have to maintain Freely Available Cash Reserves.”

(e)           Schedule 3 to the Compliance Certificate attached to the Credit Agreement as Exhibit C is amended and replaced with Schedule 3 attached to this First Amendment.  Any reference in the Credit Agreement after the First Amendment Effective Date to Schedule 3 shall be deemed to refer to Schedule 3 as amended hereby.

 Paragraph 2.       Effective Date. This Amendment shall not become effective until the date (such date, the “First Amendment Effective Date”) the Administrative Agent receives all of the agreements, documents, certificates, instruments, and other items described below:

(a)           this Amendment, executed by the Borrower, the Guarantors, and each other Lender and the L/C Issuer; and

(b)           such other assurances, certificates, documents and consents as the Administrative Agent may require.

Paragraph 3.        Acknowledgment and Ratification. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, each of the Borrower and the Guarantors (i) consents to the agreements in this Amendment, (ii) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrower or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, and all rights thereunder are hereby ratified and confirmed.

Paragraph 4.        Representations. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, each of the Borrower and the Guarantors represents and warrants to the Administrative Agent and the Lenders that as of the First Amendment Effective Date and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.

Paragraph 5.        Expenses, Funding Losses.  The Borrower shall pay on demand all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, Attorney Costs in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents, filing and recording costs, and the costs of title insurance endorsements.

Paragraph 6.        Miscellaneous. This Amendment is a “Loan Document” referred to in the Credit Agreement.  The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this Amendment by reference.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under Texas law and applicable  federal law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

Paragraph 7.        ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 8.        Parties. This Amendment binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the L/C Issuer, the other Lenders, and their respective successors and assigns.

Paragraph 9.        Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Agreement.

The parties hereto have executed this Amendment in multiple counterparts to be effective as of the First Amendment Effective Date.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

MARKWEST HYDROCARBON, INC.,
a Delaware corporation, as Borrower

By:	/s/ ANDREW L. SCHROEDER
Andrew L. Schroeder
Vice President, Treasurer and Assistant Secretary

MARKWEST ENERGY GP, L.L.C.,
a Delaware corporation, as a Guarantor

By:		/s/ ANDREW L. SCHROEDER
Andrew L. Schroeder
Vice President and Treasurer

MARKWEST MICHIGAN, INC.,
a Colorado corporation, as a Guarantor

By:		/s/ ANDREW L. SCHROEDER
Andrew L. Schroeder
Vice President and Treasurer

MARKWEST RESOURCES, INC.,
a Colorado corporation, as a Guarantor

By:		/s/ ANDREW L. SCHROEDER
Andrew L. Schroeder
Vice President and Treasurer

MATREX, L.L.C.,
a Michigan limited liability company,
as a Guarantor

By:		MARKWEST RESOURCES, INC.,
a Colorado corporation,
its managing member

	By:	/s/ ANDREW L. SCHROEDER
Andrew L. Schroeder
Vice President and Treasurer

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ DAVID WHEATLEY
Name:	David Wheatley
Title:	Manager, Agency

ROYAL BANK OF CANADA, as a Lender
and L/C Issuer
By:	/s/ JASON YORK
Name:	Jason York
Title:	Attorney-in-Fact

US BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ MONTE E. DECKERD
Name:	Monte E. Deckerd
Title:	Vice President

BANK OF OKLAHOMA,
as a Lender

By:	/s/ MICHAEL M. LOGAN
Name:	Michael M. Logan
Title:	Senior Vice President

ANNEX I

For the Quarter/Year ended                                         (“Statement Date”)

SCHEDULE 3

to the Compliance Certificate

($ in 000’s)

I.	Section 7.04 — Indebtedness

	A.	Obligations existing under any Swap Contract permitted by Section 7.04(c)

	B.	Outstanding Principal Amount of Purchase Money Indebtedness for fixed or capital assets permitted by Section 7.04(d) (may not exceed $1,000,000)		$

	C.	Outstanding Principal Amount of other Indebtedness permitted by Section 7.04(e) (may not exceed $1,000,000)		$

II.	Section 7.08 — Restricted Payments; Distributions and Redemptions

	A.	Freely Available Cash Reserves as of Statement Date (see Credit Agreement definition of “Freely Available Cash Reserves”):

		1.	Cash Equivalents.	$

		2.	Government bonds.	$

		3.	Investments in master limited partnerships (not to exceed $10,000,000).	$

		4.	Total of Line II.A.1 + Line II.A.2 + Line II.A.3.	$

		5.	Has the Columbia/Triana Agreement been restructured?	Yes/No

		6.	Has Borrower pre-purchased natural gas relating to its make-whole obligations for the third quarter of 2006 and first quarter of 2007?	Yes/No

		7.	Dollar amount of pre-purchased natural gas relating to Borrower’s make-whole obligations for the third quarter of 2006 and first quarter of 2007	$

8(a).

For periods ending on or before December 31, 2006, if the answer to Line II.A.5 is “No”, is Line II.A.4 greater than the greater of (i) $18,000,000 minus Line II.A.7 and (ii) $10,000,000)? If so, to the extent of such excess Borrower may make a Restricted Payment if no Default or Event of Default exists

Yes/No Amount of excess: $

8(b).

For periods ending after December 31, 2006, if the answer to Line II.A.5 is “No”, is Line II.A.4 greater than $18,000,000? If so, to the extent of such excess Borrower may make a Restricted Payment if no Default or Event of Default exists

Yes/No Amount of excess: $

		9.	If the answer to Line II.A.5 is “Yes” is Line II.A.4 greater than $5,000,000? If so, to the extent of such excess Borrower may make a Restricted Payment if no Default or Event of Default exists	Yes/No Amount of excess: $

		10.	As an alternative to Restricted Payments permitted under Line II.A.8(a), Line II.A.8(b) or Line II.A.9

		11.	Borrower’s Consolidated Net Income commencing with the fiscal quarter ending September 30, 2005 through and including the Statement Date:	$

		12.	50% of Line II.A.11:	$

		13.	Total of Restricted Payments made on or after September 30, 2005 through and including Statement Date:	$

		14.	Excess of Line II.A.12 over Line II.A.13:	$

		15.	Is Line II.A.12 greater than Line II.A.13? Is so, to the extent of such excess Borrower make a Restricted Payment if no Default or Event of Default exists	Yes/No Amount of excess: $

III.	Section 7.15(a) — Leverage Ratio

	A.	Consolidated Funded Debt (borrowed money indebtedness, Capital Leases, and Synthetic Leases)		$

	B.	Consolidated EBITDA for four consecutive fiscal quarters ending on the Statement Date (“Subject Period”) (see Credit Agreement definition of “Consolidated EBITDA”):		$

	C.	Leverage Ratio (Line III.A. divided by Line III.B)

	D.	Is Leverage Ratio greater than 3.5 to 1.0		Yes/No

IV.	Section 7.15(b) — Minimum Consolidated Tangible Net Worth (as calculated pursuant to Credit Agreement)

	A.	80% of Consolidated Tangible Net Worth at September 30, 2005		$34,000,000

	B.	Consolidated Tangible Net Worth at Statement Date		$

	C.	50% of Consolidated Net Income after September 30, 2005:		$

	D.	100% of proceeds of all equity issued subsequent to January 31, 2006:		$

	E.	Sum of Line IV.A + Line IV.C + Line IV.D):		$

	F.	Is Line IV.E equal to or greater than Line IV.B):		Yes/No

V.	Section 7.15(c) — Freely Available Cash Reserves (required for fiscal quarters beginning with the fiscal quarter ending March 31, 2006)

	A.	Freely Available Cash Reserves as of Statement Date (see Credit Agreement definition of “Freely Available Cash Reserves”) for each fiscal quarter ending on or after March 31, 2006:

		1.	Cash Equivalents.	$

		2.	Government bonds.	$

		3.	Investments in master limited partnerships (not to exceed $10,000,000).	$

		4.	Total of Line V.A.1 + Line V.A.2 + Line V.A.3.	$

		5.	Has Borrower pre-purchased natural gas relating to its make-whole obligations for the third quarter of 2006 and first quarter of 2007?	Yes/no

		6.	Dollar amount of pre-purchased natural gas relating to Borrower’s make-whole obligations for the third quarter of 2006 and first quarter of 2007	$

		7(a).	For periods ending on or before December 31, 2006, if the answer to Line V.A.5 is “No”, is Line V.A.4 at least $13,000,000?	Yes/No

7(b).	For periods ending on or before December 31, 2006, if the answer to Line V.A.5 is “Yes”, is Line V.A. greater than the greater of (i) $13,000,000 minus Line V.A.6 and (ii) $5,000,000)?	Yes/No

7(c).	For periods ending after December 31, 2006, is Line V.A.5 at least $13,000,000?	Yes/No

8.	Has the Columbia/Triana Agreement been restructured	Yes/No

9.

If the answer to Line V.A.8 is “No”, the answer to Line V.A.7(a), Line V.A.7(b) and Line V.A.7(c) must be “Yes”;
If the answer to Line V.A.8 is “yes” then the answer to Line V.A.7(a), Line V.A.7(b) and Line V.A.7(c) can be either “Yes” or “No”; there is no required available cash reserve if the Columbia/Triana Agreement has been restructured